NATIXIS FUNDS

Supplement dated October 1, 2018 to the Natixis Funds Statements of Additional Information (together the “SAIs”) dated February 1, 2018, April 1, 2018, May 1, 2018 and June 1, 2018, as may be revised or supplemented from time to time, for the following funds.

AEW Real Estate Fund	McDonnell Intermediate Municipal Bond Fund
ASG Dynamic Allocation Fund	Mirova Global Green Bond Fund
ASG Global Alternatives Fund	Mirova Global Sustainable Equity Fund
ASG Managed Futures Strategy Fund	Natixis Oakmark Fund
ASG Tactical U.S. Market Fund	Natixis Oakmark International Fund
Gateway Fund	Natixis Sustainable Future 2015 Fund
Gateway Equity Call Premium Fund	Natixis Sustainable Future 2020 Fund
Loomis Sayles Core Plus Bond Fund	Natixis Sustainable Future 2025 Fund
Loomis Sayles Global Allocation Fund	Natixis Sustainable Future 2030 Fund
Loomis Sayles Global Growth Fund	Natixis Sustainable Future 2035 Fund
Loomis Sayles Growth Fund	Natixis Sustainable Future 2040 Fund
Loomis Sayles High Income Fund	Natixis Sustainable Future 2045 Fund
Loomis Sayles Intermediate Duration Bond Fund	Natixis Sustainable Future 2050 Fund
Loomis Sayles Investment Grade Bond Fund	Natixis Sustainable Future 2055 Fund
Loomis Sayles Limited Term Government and Agency Fund	Natixis Sustainable Future 2060 Fund
Loomis Sayles Multi-Asset Income Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
Loomis Sayles Strategic Alpha Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Strategic Income Fund	Vaughan Nelson Value Opportunity Fund

Effective October 1, 2018, the notification address for SIMPLE IRA shareholders within the “Natixis Funds Online and Telephonic Customer Agreement” section of the SAIs has changed. Effective immediately, the new address is:

SIMPLE IRA shareholders please use:

Natixis Funds

P.O. Box 219011

Kansas City, MO 64121-9011